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                                                                    EXHIBIT 13.1

            CERTIFICATION OF PETER CHAMBRE PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 20-F/A of Cambridge Antibody Technology Group plc (the "Company") for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Chambre, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

                                                          Date: October 14, 2003



                                          /s/ Peter Chambre
                                          --------------------------------------
                                          Name: Peter Chambre
                                          Title: Chief Executive Officer